Exhibit 32.3
                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In  connection  with the Annual  Report on Form 10-KSB of  Southern  Connecticut
Bancorp, Inc. ("Bancorp"), I William F. Weaver, Chief Financial officer of Bancorp and of Bancorp's wholly-owned subsidiary, The Bank of Southern Connecticut, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in such annual report fairly presents, in all material respects, the financial condition and results of operations of the Bancorp as of December 31, 2004 (the last date of the period covered by the report).


Date:    March 28, 2005


                                      By: /S/ WILLIAM F. WEAVER
                                      -------------------------
                                      William F. Weaver
                                      Vice President and Chief Financial Officer


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